SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2005

VERITAS Software Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26247	77-0507675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 527-8000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 99.01
EXHIBIT 99.02

Item 2.02. Results of Operations and Financial Condition

On May 3, 2005, VERITAS Software Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of the press release, dated as of May 3, 2005, entitled “VERITAS Software Reports First Quarter Results,” is furnished as Exhibit 99.01 to this Current Report and is incorporated herein by reference.

Non-GAAP Financial Statements

The Company intends to use certain non-GAAP financial measures in connection with the announcement of its financial results for the quarter ended March 31, 2005 that are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Investors are encouraged to review the non-GAAP reconciliation table attached as Exhibit 99.02 to this Current Report and incorporated herein by reference, which describes the reasons why management believes the presentation of these non-GAAP financial measures provides useful information to investors and any additional purposes for which management uses these non-GAAP financial measures. The table also includes a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

The information in this Current Report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Title or Description
99.01	Press release entitled “VERITAS Software Reports First Quarter Results,” dated May 3, 2005, announcing financial results of VERITAS Software Corporation for the quarter ended March 31, 2005.
99.02	Reconciliation of Condensed Consolidated Statements of Operations to Non-GAAP Statements of Operations for the quarters ended March 31, 2005 and March 31, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITAS Software Corporation

/s/ Edwin J. Gillis

Date: May 3, 2005	Edwin J. Gillis Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Title or Description
99.01	Press release entitled “VERITAS Software Reports First Quarter Results,” dated May 3, 2005, announcing financial results of VERITAS Software Corporation for the quarter ended March 31, 2005.
99.02	Reconciliation of Condensed Consolidated Statements of Operations to Non-GAAP Statements of Operations for the quarters ended March 31, 2005 and March 31, 2004.